UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2019
WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 Commerce Drive, Loveland, Ohio 45140
(Address of principal executive offices) (zip code)
(513) 360-4704
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement.
Securities Purchase Agreement

On November 21, 2019, Workhorse Group Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), with HT Investments MA, LLC (the “Investor”) pursuant to which the Company agreed to issue and sell, in a registered public offering by the Company directly to the Investor (the “Registered Direct Offering”), a senior secured convertible note for the principal amount of $41,000,000 (the “Note”) that is convertible into shares of the Company's Common Stock, par value of $0.001 per share (the "Common Stock") and warrants to purchase up to 15,459,016 shares of the Company’s Common Stock (the “Warrants”), subject to adjustment as provided therein. The Warrants may only be exercised for a period of 90-days following the full or partial redemption of the Note at the option of the Company. In the event the Note is redeemed in part, the percentage of the Warrants that will become exercisable upon such redemption will be equal to the percentage of the original principal amount of the Note redeemed at such time.

The closing of the Registered Direct Offering is expected to take place on or about December 9, 2019. The Purchase Agreement contains customary representations, warranties and agreements by us and customary conditions to closing. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Company is not paying underwriting discounts or commissions. However, after discounts the proceeds before expenses will be approximately $38,950,000. The Company expects to use the net proceeds from this offering to pay off its outstanding obligations under the credit agreement entered into with Marathon Asset Management, LP, on behalf of certain entities it manages, dated December 31, 2018 (the “Marathon Agreement”) and for general corporate purposes. The Marathon Agreement is described more fully on the Company’s Current Report on Form 8-K filed with the SEC on January 2, 2019.

The Note shall be a senior secured obligation of the Company and rank senior to all unsecured debt of the Company due November 1, 2022. The Note will bear interest at 4.50% per annum, paid quarterly commencing February 1, 2020 in cash or, subject to certain conditions, shares of our common stock at our option. Any shares issued for such interest payment will be valued at the market price as defined in the Purchase Agreement (the “Market Price”). The conversion price is $3.05, subject to customary anti-dilution adjustments and adjustments for certain corporate events. If the Company elects to repay principal on the Note for any reason, it will be required to pay 112% of the amount of principal repaid. The first day of each month beginning on March 1, 2020 (an "Early Redemption Date"), the Investor may require us to redeem up to $1.5 million principal amount of the Note at the Repayment Price (each a "Redemption Payment"). Any unused Redemption Payment capacity may be used by the Investor on any future Redemption Date. Under certain circumstances, the Company can require the Investor to defer early redemptions. The Company can elect to pay any Redemption Payment in cash or, subject to certain conditions, in freely saleable shares of our common stock, or a combination thereof. Any shares issued for such Redemption Payment will be valued at the Market Price. The Company may redeem all (or any portion in excess of $5,000,000) of the Note at any time at the greater of (a) 115% of the conversion value, calculated based on the highest VWAP during the period beginning 30 days prior to such redemption and ending the day prior to the redemption date, or (b) 100% of the Repayment Price, in each case plus accrued and unpaid interest. Any redemption amount above the Repayment Price can, subject to certain conditions, be paid in shares valued at the Market Price at the Company’s option. The Company and the Investor have agreed that at least $5 million principal amount of Notes will be converted into common stock pursuant to the terms of the Note no later than April 1, 2020.

The Registered Direct Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-213100), which was declared effective by the Securities and Exchange Commission on December 23, 2016, including the prospectus contained therein, as well as a prospectus supplement to be filed with the SEC in connection with the Registered Direct Offering.

The description of the terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which are filed as an exhibit to this Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Note or the Warrants in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected settlement of the sale and purchase of securities described herein and the Company’s receipt of net proceeds therefrom. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Underwriting Agreement. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Prospectus Supplement and accompanying prospectus and the Company’s reports filed with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On November 22, 2019, the Company issued a press release about the Registered Direct offering. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Purchase Agreement
99.1	Press Release, dated November 22, 2019
104	Cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: November 22, 2019	By:	/s/ Gregory Ackerson
	Name: Title:	Gregory Ackerson Interim Chief Financial Officer

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